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                                                                    EXHIBIT 10.1


                        AMERICAN PHYSICIANS CAPITAL, INC.

                             STOCK COMPENSATION PLAN


                          EFFECTIVE SEPTEMBER 13, 2000












Dykema Gossett PLLC
400 Renaissance Center
Detroit, MI  48243-1668


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                                TABLE OF CONTENTS

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I.       GENERAL PROVISIONS........................................................................................

         1.01     Adoption of Plan.................................................................................
         1.02     Purpose..........................................................................................
         1.03     Definitions......................................................................................
         1.04     Administration...................................................................................
         1.05     Participants.....................................................................................
         1.06     Stock............................................................................................

II.      STOCK OPTIONS.............................................................................................

         2.01     Grant of Options.................................................................................
         2.02     Incentive Stock Options..........................................................................
         2.03     Option Price.....................................................................................
         2.04     Payment for Option Shares........................................................................

III.     RESTRICTED STOCK AWARDS AND UNITS.........................................................................

         3.01     Grant of Restricted Stock Awards and Restricted Stock Units......................................
         3.02     Terms of Restricted Stock Grants.................................................................
         3.03     Restricted Stock Agreement.......................................................................
         3.04     Transferability..................................................................................
         3.05     Other Restrictions...............................................................................
         3.06     Certificate Legend...............................................................................
         3.07     Removal of Restrictions..........................................................................
         3.08     Voting Rights....................................................................................
         3.09     Dividends and Other Distributions................................................................

IV.      PERFORMANCE AWARDS........................................................................................

         4.01     Performance Awards...............................................................................

V.       TERMINATION OF EMPLOYMENT AND SERVICES....................................................................

         5.01     Options..........................................................................................
         5.02     Restricted Stock.................................................................................
         5.03     Performance Units................................................................................
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                                      (i)
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VI.      ADJUSTMENTS AND CHANGE IN CONTROL.........................................................................

         6.01     Adjustments......................................................................................
         6.02     Change in Control................................................................................
         6.03     Merger...........................................................................................

VII.     MISCELLANEOUS.............................................................................................

         7.01     Partial Exercise/Fractional Shares...............................................................
         7.02     Rule 16b-3 Requirements..........................................................................
         7.03     Rights Prior to Issuance of Shares...............................................................
         7.04     Non-Assignability................................................................................
         7.05     Securities Laws..................................................................................
         7.06     Withholding and Taxes............................................................................
         7.07     Termination and Amendment........................................................................
         7.08     Effect on Employment and Services................................................................
         7.09     Use of Proceeds..................................................................................
         7.10     Approval of Plan.................................................................................
         7.11     Governing Law....................................................................................
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                                      (ii)




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                        AMERICAN PHYSICIANS CAPITAL, INC.
                             STOCK COMPENSATION PLAN

                          EFFECTIVE SEPTEMBER 13, 2000


                              I. GENERAL PROVISIONS


         1.01 ADOPTION OF PLAN. On September 13, 2000, the Board of Directors ("Board") of American Physicians Capital, Inc. ("Company") adopted the American Physicians Capital, Inc. Stock Compensation Plan ("Plan"), which shall be submitted to shareholders for approval within twelve months after adoption by the Board.

         1.02 PURPOSE. The Plan is intended to attract and retain highly competent, effective and loyal Employees, Non-Employee Directors and Consultants, so as to further the growth and profitable operation of the Company and its Affiliates by encouraging Employees, Non-Employee Directors and Consultants of the Company and its Affiliates to acquire an ownership interest in the Company through Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards, thus identifying their interests with those of shareholders and encouraging them to make greater efforts on behalf of the Company and its Affiliates to achieve the Company's long-term business plans and objectives.

         1.03 DEFINITIONS. As used in this Plan, the following terms have the meaning described below:


                  (a) "AFFILIATE" OR "AFFILIATES" means a corporation or other entity that is affiliated with the Company and includes any parent or subsidiary of the Company, as defined in Code Sections 424(e) and (f), respectively.

                  (b) AGREEMENT" means the written agreement that sets forth the terms of a Participant's Option, Restricted Stock Award, Restricted Stock Unit or Performance Award.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CAUSE" means termination of employment (or services in the event of a Non-Employee Director or Consultant) due to personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or receipt of a final cease-and-desist order, or other material breach of any provision in a Participant's written employment agreement with the Company or an Affiliate, if applicable. In determining willfulness, no act or failure to act on a Participant's part shall be considered "willful" unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interests of the Company.



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                  (e) "CHANGE IN CONTROL" means the occurrence of any of the following events following the Effective Date:

                           (1) if any  "person" (as such  term is used in
Sections 13(d) and 14(d) of the Exchange Act in effect on the date hereof), or group of persons acting in concert, other than the Company or any subsidiary thereof or any employee benefit plan of the Company or a subsidiary becomes the "beneficial owner" (as such term is defined in Rule 13d-3 of the Exchange Act, except that a person shall also be deemed the beneficial owner of all securities which such person may have a right to acquire, whether or not such right is presently exercisable) directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of all classes of the Company's then outstanding securities ordinarily having the right to vote in the election of directors ("voting stock"). Notwithstanding the foregoing, the beneficial ownership requirement in this Section 1.03(e) shall not be satisfied if the attainment of the applicable percentage of beneficial ownership is the result of an acquisition of voting stock by the Company which, by reducing the number of shares outstanding increases the proportionate number of shares beneficially owned by any person; provided, however, that if a person shall become the beneficial owner of 30% or more of the voting stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company become the beneficial owner of any additional voting stock, then the beneficial ownership requirement in this
Section 1.03(e) shall have been satisfied; or

                           (2) if there is a change in the  majority  of the
members of the Board within any twenty-four month period, unless the election or nomination for election of each new director was approved by a vote of at least a majority of the directors still in office who were directors at the beginning of the period (current members of the Board and those directors approved by a majority of the current members shall be referred to as "Incumbent Directors"); or

                           (3) if there shall be  consummated  (a) any merger or
consolidation (or series of mergers or consolidations) of the Company, other than a merger or consolidation effected to implement a reorganization of the Company's ownership wherein the Company shall become a wholly-owned subsidiary of another corporation and the shareholders of the Company shall become shareholders of such other corporation without any material change in each shareholder's proportionate ownership of such other corporation from that owned in the Company prior to such merger or consolidation, or (b) any sale, lease, exchange or other transfer (in transactions) of all, or substantially all, of the assets of the Company; or

                           (4) upon the adoption of any plan or proposal for the
liquidation or dissolution of the Company.

                  (f) "CODE" means the Internal Revenue Code of 1986, as amended.


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                  (g) "COMMITTEE" means the Board acting as a whole, or a
committee of two or more "non-employee directors" (as defined in Rule 16b-3) who also constitute "outside directors" (as defined under Code Section 162(m) if applicable at the time) if designated by the Board to administer the Plan. The fact that a Committee member shall fail to qualify under Rule 16b-3 or Code
Section 162(m) shall not invalidate any grant or award made by the Committee, if the grant or award is otherwise validly granted under the Plan.

                  (h) "COMMON STOCK" means shares of the Company's authorized and unissued common stock, or reacquired shares of such common stock.

                  (i) "COMPANY" means American Physicians Capital, Inc. and any successor thereto.

                  (j) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or an Affiliate to render consulting or advisory board services.

                  (k) "DISABILITY" means disability as defined in Section 22(e) of the Code.

                  (l) "EFFECTIVE DATE" means the date on which Mutual Insurance Corporation of America is converted from a Michigan mutual property and casualty insurance company to a Michigan stock property and casualty insurance company.

                  (m) "EMPLOYEE" means an employee of the Company or Affiliate, who has an "employment relationship" with the Company or an Affiliate, as defined in Treasury Regulation 1.421-7(h); and the term "employment" means employment with the Company, or an Affiliate of the Company.

                  (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time and any successor thereto.

                  (o) "FAIR MARKET VALUE" means, with respect to a share of Common Stock on a given date: (a) if the Common Stock is listed for trading on a national securities exchange (including, for this purpose, the National Market System ("NMS") of the National Association of Securities Dealers Automated System ("NASDAQ")) on such date, the closing share price on such exchange (or, if there is more than one, the principal such exchange), or, for the NMS, the last sale price, on the day immediately preceding the date on which Fair Market Value is being determined, or on the next preceding day on which shares were traded if no shares were traded as the immediately preceding day; (b) if the shares are not listed for trading on any securities exchange (including the NMS) on such date but are reported by NASDAQ, and market information concerning the Common Stock is published on a regular basis in The Wall Street Journal, the average of the daily high bid and low asked prices of the shares, as so published, on the day nearest preceding the date in question for which such prices were published; (c) if (a) is inapplicable and market information concerning the Common Stock is not regularly published as described in (b), the average

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of the high bid and low asked prices of the Common Stock in the over-the-counter market on the day nearest preceding the date in question as reported by NASDAQ (or, if NASDAQ does not report such prices for the Common Stock, another generally accepted reporting service); or (d) if none of the foregoing is applicable, the fair market value of a share as, of the date in question, determined by the Committee. For purposes of establishing Fair Market Value for any grants or awards made prior to the Effective Date, the lower of the purchase price for subscription shares or the underwritten offering price shall be deemed to constitute Fair Market Value.

                  (p) "GRANT DATE" means the date on which the Committee authorizes an individual Option, Restricted Stock Award, Restricted Stock Unit or Performance Award, or such later date as shall be designated by the Committee.

                  (q) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code.

                  (r) "NON-EMPLOYEE DIRECTOR" means a director of the Company or an Affiliate who is not an Employer or Consultant.

                  (s) "NONQUALIFIED STOCK OPTION" means an Option that is not intended to constitute an Incentive Stock Option.

                  (t) "OPTION" means either an Incentive Stock Option or a Nonqualified Stock Option.

                  (u) "PARTICIPANT" means an Employee, Non-Employee Director or Consultant designated by the Committee to participate in the Plan.

                  (v) "PERFORMANCE AWARD" means a performance award granted pursuant to Article IV.

                  (w) "PLAN" means the American Physicians Capital, Inc. Stock Compensation Plan, the terms of which are set forth herein, and any amendments hereto.

                  (x) "RESTRICTED PERIOD" means the period of time during which a Restricted Stock Award or Restricted Stock Unit is subject to transfer restrictions that make it nontransferable.

                  (y) "RESTRICTED STOCK" means Common Stock or a Restricted Stock Unit that is granted subject to restrictions, pursuant to Article III.

                  (z) "RESTRICTED STOCK AWARD" means Common Stock that is subject to a Restricted Period, granted pursuant to Article III.

                  (aa) "RESTRICTED STOCK UNIT" means a right granted pursuant to
Article III that is denominated in shares of Common Stock.




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                  (bb) "RETIREMENT" means a Participant's voluntary cessation of employment or services as a Non-Employee Director or Consultant following the Participant's 65th birthday.

         1.04 ADMINISTRATION. The Plan shall be administered by the Committee, in accordance with Rule 16b-3 of the Exchange Act and Code Section 162(m), if applicable. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted under the Plan shall be final and binding upon all Participants.

         1.05 PARTICIPANTS. Participants in the Plan shall be such Employees (including Employees, who are directors), Non-Employee Directors and Consultants of the Company and its Affiliates, as the Committee may select from time to time. The Committee may grant Options, Restricted Stock Awards, Restricted Stock Units and Performance Share Awards to an individual upon the condition that the individual become an Employee of the Company or of an Affiliate, provided that the Option, Restricted Stock Award, Restricted Stock Unit or Performance Share Award shall be deemed to be granted only on the date that the individual becomes an Employee.

         1.06 STOCK. The total number of shares of Company Common Stock which shall be available for grants and awards under this Plan shall be 1,200,000, subject to adjustments as provided in Article VI. The maximum number of shares of Common Stock that may be subject to Option grants under the Plan to any Participant during any one calendar year shall not exceed 700,000 shares. Shares subject to any unexercised portion of a terminated, cancelled or expired Option or Restricted Stock Award, Restricted Stock Unit or Performance Award granted hereunder may again be subjected to grants and awards under the Plan. All provisions in this Section 1.06 shall be adjusted, as applicable, in accordance with Article VI.

                                II. STOCK OPTIONS


         2.01 GRANT OF OPTIONS. The Committee, at any time and from time to time, subject to Sections 2.02 and 7.07, may grant Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards to such Employees, Non-Employee Directors and Consultants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option, Restricted Stock Award, Restricted Stock Unit or Performance Award under the Plan and any other Plan of the Company or Affiliate. The Committee shall determine the general terms and conditions of exercise, including any applicable vesting or performance requirements, which shall be set forth in a Participant's Agreement. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. No Option

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shall have an exercise period that extends beyond 10 years from the Grant Date.
A Participant's Option exercise rights in the event of a Change in Control shall be in accordance with Section 6.02.

         2.02 INCENTIVE STOCK OPTIONS. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.02 and shall only be granted to an Employee of the Company or an Affiliate. No Incentive Stock Option shall be granted with an exercise price below its Fair Market Value on the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Company or any Affiliate possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Affiliate unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than 5 years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of an Affiliate) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or fails any other Code Section 422 requirement) shall be deemed to constitute a Nonqualified Stock Option.

         2.03 OPTION PRICE. The Committee shall determine the per share exercise price for each Option granted under the Plan, but no Option shall be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

         2.04 PAYMENT FOR OPTION SHARES.

                  (a) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, the Committee may permit a Participant to pay such purchase price in whole or in part by tendering shares of Common Stock that have been held at least six months, which are freely owned and held by the Participant independent of any restrictions, hypothecations or other encumbrances, duly endorsed for transfer (or with duly executed stock powers attached), or in any combination of the above.

                  (b) At the discretion of the Committee, as set forth in a Participant's Option Agreement, any Option granted under the Plan may be deemed exercised by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the Participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise procedure").


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                     III. RESTRICTED STOCK AWARDS AND UNITS

         3.01 GRANT OF RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under this Plan or Restricted Stock Units to such Employees, Non-Employee Directors and Consultants and in such amounts as it shall determine.

         3.02 TERMS OF RESTRICTED STOCK GRANTS. The Committee shall have the authority to grant Restricted Stock Awards and Restricted Stock Units to such Employees, Non-Employee Directors and Consultants and for such number of shares of Common Stock or Restricted Stock Units as it shall designate, subject to vesting or other restrictions, which may include performance goals, that are determined at the discretion of the Committee and set forth in an individual Participant's Agreement. Restricted Stock Units may be settled in cash or shares of Common Stock at the discretion of the Committee.

         3.03 RESTRICTED STOCK AGREEMENT. Each Restricted Stock Award or grant of Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restricted Period, the number of shares of Restricted Stock or Restricted Stock Units subject to the grant, and such other provisions, including vesting and performance goals, as the Committee shall determine.

         3.04 TRANSFERABILITY. Except as provided in this Article III of the Plan, the shares of Restricted Stock and any Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of (a) the applicable Restricted Period or for such period of time as shall be established by the Committee and specified in the Restricted Stock Agreement, or (b) upon the earlier satisfaction of other conditions as specified by the Committee and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to an Employee shall be exercisable during a Participant's lifetime only by the Participant or the Participant's legal representative.

         3.05 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Restricted Stock and Restricted Stock Units granted under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and may legend the certificates representing shares of Restricted Stock to give appropriate notice of such restrictions.

         3.06 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 3.04, each certificate representing shares of Restricted Stock shall bear the following legend:

         The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set

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         forth in the American Physicians Capital, Inc. Stock Compensation Plan
         ("Plan"), rules and administrative guidelines adopted pursuant to such
         Plan and a Restricted Stock Agreement dated      ,    . A copy of the
         Plan, such rules and such Restricted Stock Agreement may be obtained from the Secretary of the Company.

         3.07 REMOVAL OF RESTRICTIONS. Except as otherwise provided under the Plan, and subject to applicable federal and state securities laws, shares of Restricted Stock granted under the Plan shall become freely transferable by the Participant after the last day of the Restricted Period. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 3.06 of the Plan removed from his or her stock certificate. Provided further, the Committee shall have the discretion to waive the applicable Restricted Period with respect to all or any part of a Restricted Stock Award or Restricted Stock Unit grant. The Company shall have the right to retain the certificates representing shares of Restricted Stock Awards in its possession until such time as all conditions and/or restrictions applicable to such shares of Common Stock have been satisfied. The lapse of the Restricted Period in the event of a Change in Control shall be in accordance with Section 6.02.

         3.08 VOTING RIGHTS. During the Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to the Restricted Stock.

         3.09 DIVIDENDS AND OTHER DISTRIBUTIONS.

                  (a) During the Restricted Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares under his or her Restricted Stock Award. If any dividends or distributions are paid in shares of Common Stock during the Restricted Period, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                  (b) Notwithstanding the foregoing, in the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to
Section 16(a) of the Exchange Act, such dividend shall be subject to a Restricted Period equal to the remaining Restricted Period applicable to the shares of Restricted Stock on which the dividend was paid.


                             IV. PERFORMANCE AWARDS


         4.01 PERFORMANCE AWARDS. The Committee is authorized to grant Performance Awards to eligible Participants. Subject to the terms of the Plan, a Performance Award granted under the Plan (a) may be denominated or payable in cash or shares of Common Stock (including, without limitation, Restricted Stock), and (b) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance period, as the


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Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and the other terms and conditions of any Performance Award, including the effect upon such Award, of termination of the Participant's employment, directorship and/or consulting relationships, shall be determined by the Committee.


                    V. TERMINATION OF EMPLOYMENT AND SERVICES

         5.01. OPTIONS.

                  (a) If, prior to the date that an Option first becomes exercisable, a Participant's employment (or services) is terminated for any reason, the Participant's right to exercise the Option shall terminate and all rights thereunder shall cease as of the Participant's termination of employment or services.

                  (b) If, on or after the date that an Option first becomes exercisable, a Participant's employment (or services) is terminated for any reason (except "Cause," as addressed in 5.01(d) below), including death, Disability or Retirement, the Option, to the extent that it is then exercisable, shall expire no later than three months after the Participant's termination of employment for an Incentive Stock Option (one year in the event of death or Disability), or on the date set forth by the Committee in the Participant's Agreement, not to extend beyond 10 years from the Grant Date. The Committee, at its discretion, may extend an exercise period, not to exceed the tenth anniversary of the Grant Date; it being understood, that the extension of the exercise term for an Incentive Stock Option may cause such Option to lose its preferential tax treatment.

                  (c) The Committee, at the time of a Participant's termination of employment (or services), may accelerate a Participant's right to exercise an Option.

                  (d) Notwithstanding any provision herein to the contrary, any Participant whose employment (or services) is terminated for "Cause" shall, as of the time of the "Cause" determination, forfeit his or her right to any unexercised Option granted hereunder, whether or not such Option is vested and exercisable at the time of the termination for "Cause."

                  (e) Shares subject to Options that are not exercised in accordance with the provisions of (a) through (c) above shall expire and be forfeited by the Participant as of 5:00 p.m. (East Lansing, Michigan time) on their expiration date and shall become available for new grants and awards under the Plan as of such time.



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
         5.02 RESTRICTED STOCK. Subject to the Change in Control provisions in
Section 6.02, if a Participant with a Restricted Stock Award or Restricted Stock Unit grant terminates employment (or services) for any reason other than (a) Retirement, (b) death, or (c) Disability, the Participant's shares of Restricted Stock or Restricted Stock Units still subject to the Restricted Period automatically shall expire and be forfeited by the Participant and, such shares shall be available for new grants and awards under the Plan as of such termination date; provided, however, that the Committee, in its sole discretion, may waive the restrictions remaining on any or all shares of a Restricted Stock Award or Restricted Stock grant and add such new restrictions to such shares of Restricted Stock or Restricted Stock Units as it deems appropriate. In the event of a Participant's Retirement, death or Disability, the Restricted Period on any outstanding Restricted Stock Awards or Restricted Stock Units shall be deemed to have lapsed as of the occurrence of such event.

         5.03 OTHER PROVISIONS. (a) The transfer of a Participant from one corporation or division to another corporation or division among the Company and any of its Affiliates, or (b) a leave of absence under the Company's leave policy, shall not be deemed to constitute a termination of employment for purposes of the Plan, except that no new awards or grants may be made to a Participant during a leave of absence.


                      VI. ADJUSTMENTS AND CHANGE IN CONTROL

         6.01 ADJUSTMENTS.

                  (a) The total amount of Common Stock for which Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards may be granted under the Plan, and the number of shares subject to any such grants and awards (both as to the number of shares of Common Stock and the Option price), shall be adjusted pro rata for any increase or decrease in the number of outstanding shares of Common Stock resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offering, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company.

                  (b) The foregoing adjustments shall be made by the Committee or, if such adjustment is required by the Board, then by the Board at the recommendation of the Committee. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award.

         6.02 CHANGE IN CONTROL.

         (a) Upon the occurrence of a Change in Control after the Effective Date, or if the Committee determines in its sole discretion that a Change in Control after the Effective Date has occurred, then (i) any outstanding Option granted hereunder immediately shall become exercisable in full, regardless of any installment provision applicable to such Option; (ii) the remaining Restricted Period on any Restricted Stock Award or Restricted Stock Unit granted hereunder immediately shall lapse and any applicable shares of Restricted Stock shall become fully


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transferable, subject to any applicable federal or state securities laws; and
(iii) the performance requirements for a Performance Award granted hereunder shall be deemed to have been satisfied in full.

         (b) Notwithstanding the foregoing, if the Committee determines in its sole discretion that the provisions in Section 6.02(a) will in any way prevent or impair pooling of interest accounting treatment in connection with a Change in Control, then all or the applicable portion of the provisions of Section 6.02(a) shall be null and void.

         6.03 MERGER. If the Company is a party to any merger, consolidation, reorganization, or sale of substantially all of its assets, each holder of outstanding Options, Restricted Stock Awards, Restricted Stock Units or Performance Awards, to the extent that such grants and awards are not cancelled, cashed-out or exercised, as applicable (or restrictions lapsed on Restricted Stock Awards and Restricted Stock Units or requirements satisfied for Performance Awards), in connection with the merger, shall be entitled to receive the securities and/or property which a shareholder owning the number of shares subject to the grants would be entitled to receive pursuant to such merger, consolidation, reorganization or sale of assets upon the eventual exercise of such Options or the eventual lapse of the Restricted Period on a Restricted Stock Award or Restricted Stock Unit or the performance requirements satisfied for a Performance Award (if applicable).


                               VII. MISCELLANEOUS

         7.01 PARTIAL EXERCISE/FRACTIONAL SHARES. The Committee may permit, and shall establish procedures for, the partial exercise of Options granted under the Plan. No fractional shares shall be issued in connection with the exercise or payment of a grant or award under the Plan; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares, and any fractional shares shall be disregarded.

         7.02 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on a Restricted Stock Award, Restricted Stock Unit, Performance Award or the exercise of an Option (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 of the Exchange Act.

         7.03 RIGHTS PRIOR TO ISSUANCE OF SHARES. No Participant shall have any rights as a shareholder with respect to shares covered by an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award until the issuance of a stock certificate for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued.

         7.04 NON-ASSIGNABILITY. Except as set forth below, no Option, Restricted Stock Award, Restricted Stock Unit or Performance Award shall be transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, an Incentive Stock Option shall be exercised only by the Participant. No transfer of an Option, Restricted Stock Award, Restricted Stock Unit or Performance Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will or such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the Option, Restricted Stock Grant Award, Restricted Stock Unit or Performance Award.

         7.05 SECURITIES LAWS.

                  (a) Anything to the contrary herein notwithstanding, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an Option, or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit or Performance Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Company deems necessary or advisable. The Company shall not be required to sell or deliver Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933, the Exchange Act, any other applicable federal laws, or the rules and regulations of the Securities Exchange Commission promulgated thereunder or those of any stock exchange on which the Common Stock may be listed, the provisions of any state laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

                  (b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option, or the grant of a Restricted Stock Award, Restricted Stock Unit or a Performance Award granted under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable federal securities laws, (ii) under the requirements of any stock exchange or other recognized trading market upon which such shares of Common Stock are then listed or traded, or (iii) under any blue sky or state securities laws applicable to such shares. No shares shall be issued until counsel for the Company has determined that the Company has complied with all requirements under appropriate securities laws.

         7.06 WITHHOLDING AND TAXES. The Company shall have the right to withhold from a Participant's compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option, or the lapse of the Restriction Period on a Restricted Stock Award, Restricted Stock Unit or satisfaction of the performance requirements relating to a Performance Award. A Participant may tender previously acquired shares of Common Stock that have been held at least six months to satisfy the withholding, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable minimum withholding or other federal, state or local taxes. The cashless exercise procedure of Section 2.04(b) may be utilized to satisfy the withholding requirements related to the exercise of an Option.

         7.07 TERMINATION AND AMENDMENT.

                  (a) The Board may terminate the Plan, or the granting of Options, Restricted Stock Awards, Restricted Stock Units or Performance Awards under the Plan, at any time. No new grants or awards shall be made under the
Plan after [             , 2010].

                  (b) The Board may amend or modify the Plan at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Company, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which grants and awards may be made under the Plan, except as permitted under
Section 6.01; or (iii) change the provisions relating to the eligibility of individuals to whom grants and awards may be made under the Plan.

                  (c) No amendment, modification, or termination of the Plan shall in any manner affect any Option, Restricted Stock Award, Restricted Stock Unit or Performance Award previously granted under the Plan without the consent of the Participant holding the Option, Restricted Stock Award, Restricted Stock Unit or Performance Award.

         7.08 EFFECT ON EMPLOYMENT OR SERVICES. Neither the adoption of the Plan nor the granting of any Option, Restricted Stock Award, Restricted Stock Unit or Performance Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Company or an Affiliate.

         7.09 USE OF PROCEEDS. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

         7.10 APPROVAL OF PLAN. The Plan shall be subject to the approval of the holders of at least a majority of the Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. No Option, Restricted Stock Award, Restricted Stock Unit or Performance Award granted under the Plan may be exercised or paid out in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within 12 months after approval by the Board, the Plan and any Options, Restricted Stock Awards, Restricted Stock Units or Performance Awards granted under the Plan shall be rescinded.

         7.11 GOVERNING LAW. The Plan and all actions taken under the Plan shall be governed and construed in accordance with Michigan law.

         THIS PLAN is hereby executed as of September 13, 2000, in accordance with the Board of Directors resolutions adopted on such date.

                                       AMERICAN PHYSICIANS CAPITAL, INC.


                                       By:/s/ William B. Cheeseman
                                          --------------------------------------
                                          William B. Cheeseman
                                          President and Chief Executive Officer






                            BOARD APPROVAL:     9/13/00

                         SHAREHOLDER APPROVAL:  9/13/00